EXHIBIT 24(a)

                                POWER OF ATTORNEY


The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ JOHN F. SMITH, JR.
                                          ---------------------------------
                                          John F. Smith, Jr.

                                          February 4, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, an officer and director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer and director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.




                                          /s/ G. RICHARD WAGONER, JR.
                                          ---------------------------------
                                          G. Richard Wagoner, Jr.

                                          February 4, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director and officer of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and officer of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ JOHN M. DEVINE
                                          ---------------------------------
                                          John M. Devine

                                          February 24, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, an officer of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ WALTER G. BORST
                                          ----------------------------------
                                          Walter G. Borst

                                          February 26, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, an officer of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ PAUL W. SCHMIDT
                                          ---------------------------------
                                          Paul W. Schmidt

                                          February 25, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, an officer of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ PETER R. BIBLE
                                          ---------------------------------
                                          Peter R. Bible

                                          February 26, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ PERCY BARNEVIK
                                          ---------------------------------
                                          Percy Barnevik

                                          February 4, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ JOHN H. BRYAN
                                          ---------------------------------
                                          John H. Bryan

                                          February 4, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ ARMANDO M. CODINA
                                          ---------------------------------
                                          Armando M. Codina

                                          February 4, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.


                                          /s/ GEORGE M.C. FISHER
                                          ----------------------------------
                                          George M.C. Fisher

                                          February 4, 2003
                                          ----------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ NOBUYUKI IDEI
                                          ---------------------------------
                                          Nobuyuki Idei

                                          February 4, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (including her capacity as a director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ KAREN KATEN
                                          ---------------------------------
                                          Karen Katen

                                          February 3, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.




                                          /s/ ALAN G. LAFLEY
                                          ---------------------------------
                                          Alan G. Lafley

                                          February 4, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ PHILIP A. LASKAWY
                                          ---------------------------------
                                          Philip A. Laskawy

                                          February 4, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ E. STANLEY O'NEAL
                                          ---------------------------------
                                          E. Stanley O'Neal

                                          February 4, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ ECKHARD PFEIFFER
                                          ---------------------------------
                                          Eckhard Pfeiffer

                                          February 4, 2003
                                          ---------------------------------
                                          Date

                                POWER OF ATTORNEY


The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Warren G. Andersen, Martin I. Darvick, Anne T. Larin, and Kelly K. Francis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director of GM), to sign:

SEC Report(s) on                         Covering
----------------                         --------

Shelf Registration Statement             Amendment to Include Additional Types
                                         of Securities

and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this power of attorney has been executed by the undersigned.



                                          /s/ LLOYD D. WARD
                                          ---------------------------------
                                          Lloyd D. Ward

                                          February 4, 2003
                                          ---------------------------------
                                          Date